UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 12, 2018
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C14

(Central Index Key Number 0001758292)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-227784-01	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas,	New York, New York	10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.        Other Events.

On December 12, 2018, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2018-C14, Commercial Mortgage Pass-Through Certificates, Series 2018-C14.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus dated November 28, 2018 and as filed with the Securities and Exchange Commission on December 12, 2018 (the “Prospectus”) described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced Servicing Agreements, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
GNL Portfolio	4.6	N/A(1)
Heartland Dental Medical Office Portfolio	4.7	N/A(1)
Lafayette Park	4.8	4.2
Riverwalk II	4.9	N/A
Nebraska Crossing	4.10	N/A
Clevelander South Beach	4.11	N/A
1670 Broadway	4.12	4.3
Christiana Mall	4.13	4.4
Regency Properties Portfolio	4.14	N/A
Ellsworth Place	4.15	4.5
Barrywoods Crossing	4.16	4.3
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Midland Loan Services, a Division of PNC Bank, National Association has appointed Berkeley Point Capital LLC d/b/a Newmark Knight Frank as a subservicer with respect to one (1) Mortgage Loan,

representing approximately 5.4% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2018 and attached hereto as Exhibit 4.17, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Affiliated Servicer—Berkeley Point Capital LLC d/b/a Newmark Knight Frank—Summary of the NKF Primary Servicing Agreement”.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $576,033,000, were sold to UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), Natixis Securities Americas LLC (“Natixis Securities”), CIBC World Markets Corp. (“CIBCWM”), Cantor Fitzgerald & Co. (“CF&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with UBS Securities, SGAS, Natixis Securities, CIBCWM, CF&Co. and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 28, 2018 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On December 12, 2018, the Registrant also sold the Class X-D, Class X-F, Class X-G, Class X-NR, Class D, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $74,851,976, to UBS Securities, SGAS, Natixis Securities, CF&Co., Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 28, 2018, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2018-C14 (the “Issuing Entity”), a common law trust fund formed on December 12, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-five (45) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on two-hundred and thirty-six (236) commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 28, 2018, between the Registrant and UBS AG, (ii) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 28, 2018, between the Registrant and SG, (iii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 28, 2018, between the Registrant and RMF, (iv) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of November 28, 2018, between the Registrant and CCRE, (v) Natixis Real Estate Capital LLC (“Natixis”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of November 28, 2018, between the Registrant and Natixis, and (vi) CIBC Inc. (“CIBC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of November 28, 2018, between the Registrant and CIBC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 28, 2018.

On December 12, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $576,033,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $8,841,331, were approximately $616,428,646. Of the expenses paid by the Registrant, $0 were paid directly to affiliates of the Registrant, $797,156 in the form of fees were paid to the Underwriters, $469,629 were paid to or for the Underwriters and $7,574,546 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-227784) was originally declared effective on November 5, 2018.

Item 9.01.          Financial Statements, Pro Forma Financial Information and Exhibits.

(d)         Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 28, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp., Cantor Fitzgerald & Co., Academy Securities, Inc. and Drexel Hamilton, LLC as underwriters, and UBS AG.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	CSAIL 2018-C14 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.3	UBS 2018-C13 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	BBCMS 2018-CHRS TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	WFCM 2018-C47 (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	GNL Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	Heartland Dental Medical Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	Lafayette Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	Riverwalk II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Nebraska Crossing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	Clevelander South Beach Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	1670 Broadway Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	Christiana Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	Regency Properties Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	Ellsworth Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	Barrywoods Crossing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	Primary Servicing Agreement, dated as of December 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 28, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated November 28, 2018, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated November 28, 2018, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2018	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ David Schell
Name: David Schell
Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 28, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, SG Americas Securities, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp., Cantor Fitzgerald & Co., Academy Securities, Inc. and Drexel Hamilton, LLC as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	CSAIL 2018-C14 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	UBS 2018-C13 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	BBCMS 2018-CHRS TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	WFCM 2018-C47 (as defined in the Pooling and Servicing Agreement).	(E)
4.6	GNL Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Heartland Dental Medical Office Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Lafayette Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Riverwalk II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Nebraska Crossing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Clevelander South Beach Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	1670 Broadway Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Christiana Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.14	Regency Properties Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.15	Ellsworth Place Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.16	Barrywoods Crossing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.13	Primary Servicing Agreement, dated as of December 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2018.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2018 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 28, 2018.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Mortgage Loan Purchase Agreement, dated November 28, 2018, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Cantor Commercial Real Estate Lending, L.P., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated November 28, 2018, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated November 28, 2018, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)